SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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EON COMMUNICATIONS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 29, 2004

To Our Stockholders:

     The Board of Directors joins me in extending to you a cordial invitation to attend the 2004 Annual Meeting of Stockholders of eOn Communications Corporation. The Annual Meeting will be held at our office located at 185 Martinvale Lane, San Jose, CA 95119 at 4:00 PM local time on November 30, 2004.

     In addition to voting on the matters described in this Proxy Statement, we will review our fiscal year 2004 results and discuss our plans for fiscal year 2005 and beyond. There will be an opportunity to discuss matters of interest to you as a stockholder.

     We hope many eOn Communications stockholders will find it convenient to be present at the meeting, and we look forward to greeting those personally able to attend. It is important that your shares be represented and voted whether or not you plan to be present. THEREFORE, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. No postage is necessary if the envelope is mailed in the United States. The prompt return of your proxy will save the expense involved in further communications. Any stockholder attending the Annual Meeting may vote in person even if a proxy has been returned.

     We hope that you will be able to attend the Annual Meeting, and we look forward to seeing you.

Sincerely,

David S. Lee
Chairman of the Board

4105 Royal Drive NW, Suite 100 • Kennesaw, Georgia 30144
770-423-2200 • 770-423-2228 Fax • www.eoncommunications.com

EON COMMUNICATIONS CORPORATION
4105 ROYAL DRIVE NW, SUITE 100
KENNESAW, GEORGIA  30144

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 30, 2004

TO OUR STOCKHOLDERS:

     Notice is hereby given that the 2004 Annual Meeting of Stockholders of eOn Communications Corporation (the “Corporation”) will be held at 185 Martinvale Lane, San Jose, CA 95119, at 4:00 PM on November 30, 2004, for the following purposes:

(1)	To elect two Class II directors to serve on the Corporation’s Board of Directors for a term of three years or until his/her successor is elected and qualified.

(2)	For the amendment to the 1999 Employee Stock Purchase Plan to increase the number of shares subject to the plan to 1,000,000

(3)	Ratification and appointment of auditors

(4)	To transact any other business which may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

     The above items of business are more fully described in the Proxy Statement accompanying this notice. Please read the Proxy Statement carefully.

     Only stockholders of record at the close of business on October 26, 2004 are entitled to receive notice of, and to vote at, the Annual Meeting or at any adjournments or postponements of the meeting. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder during usual business hours ten days prior to the meeting date at the principal offices of the Corporation located at 4105 Royal Drive NW, Suite 100, Kennesaw, Georgia.

By Order of the Board of Directors,
eOn Communications Corporation

Stephen R. Bowling
CORPORATE SECRETARY

Kennesaw, Georgia
October 29, 2004

     Your vote is important. Whether or not you expect to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-prepaid envelope in order to ensure your representation at the Annual Meeting. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

EON COMMUNICATIONS CORPORATION
4105 ROYAL DRIVE NW, SUITE 100
KENNESAW, GEORGIA  30144

PROXY STATEMENT
FOR
2004 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 30, 2004

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation for use at the 2004 Annual Meeting of Stockholders to be held on November 30, 2004 for the purposes set forth in the foregoing Notice. This statement and the form of proxy are being first sent to security holders on or about October 29, 2004.

     The accompanying form of proxy has been prepared at the direction of the Board of Directors and is sent to you at its request. The proxies named therein have been designated by the Board of Directors.

     Stockholders who execute proxies retain the right to revoke them at any time before they are voted by attending the Annual Meeting and voting in person or by notifying the Secretary of the Corporation at 4105 Royal Drive NW, Suite 100, Kennesaw, Georgia 30144, in writing of such revocation prior to the Annual Meeting. A proxy, when properly executed, duly returned and not so revoked, will be voted and, if it contains any specification, will be voted in accordance therewith, provided the proxy is not mutilated or otherwise received in such form or at such time as to render it unvotable. If no choice is specified, the proxy will be voted in accordance with the recommendations of the Board of Directors as stated on the proxy form and in this Proxy Statement.

     The recommendations of the Board of Directors with respect to voting on each scheduled item of business at the Annual Meeting are set forth in this Proxy Statement. In summary, the Board recommends that stockholders vote:

•	for the election of the nominated slate of two Class II directors to serve on the Corporation’s Board of Directors for a term of three years or until his/her successor is elected and qualified

•	For the amendment to the 1999 Employee Stock Purchase Plan to increase the number of shares subject to the plan to 1,000,000; and

•

For the ratification of appointment of auditors and any other item of business that properly comes before the Annual Meeting, the proxy holders will vote the shares of Common Stock represented by valid proxies as recommended by the Board of Directors or, if no recommendation is given, as they may determine in their own discretion.

     The proxy solicitation will be conducted by mail, except that in a limited number of instances proxies may be solicited by officers, directors and regular employees of the Corporation personally, by telephone or by facsimile. The Corporation does not presently anticipate payment of any compensation or fees of any nature to anyone for the solicitation of these proxies, except that the Corporation may pay persons holding shares in their name, or of their nominees, for the expense of sending proxies and proxy material to principals. The entire cost of solicitation will be borne by the Corporation.

OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of the 12,830,152 outstanding shares of Common Stock at the close of business on the record date, October 26, 2004, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the Annual Meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.

     The presence in person or representation by proxy of a majority of the outstanding shares of Common Stock as of the record date at the Annual Meeting will constitute a quorum, thereby permitting the stockholders to conduct their business at the Annual Meeting.

     The election of directors will be determined by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum.

     Each other item of business that properly comes before the Annual Meeting, will be determined by the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted on the matter. Under Delaware law, abstentions are counted for the purpose of determining whether there is a quorum and, being shares entitled to vote, are counted in the determination of voting results.

     In general, if a stockholder holds shares of Common Stock in “street name” through a broker or other nominee, and if the broker or other nominee is not instructed or otherwise empowered to vote the stockholder’s shares at a meeting with respect to a particular matter, then the stockholder’s shares will constitute “broker non-votes” as to such matter. Under Delaware law, broker non-votes are counted for the purpose of determining whether there is a quorum; however, because they reflect the withholding of voting power on a specified matter, they are not shares entitled to vote and thus are not counted in the determination of voting results. As a practical matter, there will be no “broker non-votes” at the Annual Meeting, because the nature of the matters to be acted upon by the Corporation’s stockholders at the Annual Meeting is such that the brokers or other nominees will have discretion to vote the stockholder’s shares even in the absence of express instructions from the stockholders.

     At the Annual Meeting, votes will be counted by a representative of Computershare Investor Services, Inc., the Corporation’s independent transfer agent and registrar. Such representative will process the votes cast by the stockholders, will make a report of inspection and count of the votes cast by the stockholders, and will certify as to the number of votes cast on each proposal.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

     The Board of Directors of the Corporation currently consists of five directors divided into three classes designated Class I, Class II, and Class III. A single class of directors is elected each year at the Annual Meeting. Subject to transition provisions, each class of directors serves until the third annual meeting of stockholders after his/her election or until a successor has been elected and duly qualified. Two Class II directors will be elected at the Annual Meeting.

     The persons named in the accompanying form of proxy will vote the shares represented by all valid proxies which are received for the election of the nominees hereinafter named, unless the authority to do so is withheld on the proxy. The nominee for the Class III director is presently serving in such capacity.

     Management has no reason to believe that the nominees will refuse to act or be unable to accept election; however, in such event and if any other unforeseen contingency should arise, it is the intention of the persons named in the accompanying form of proxy to vote for another nominee selected by the Board of Directors in accordance with their best judgment.

     The following descriptions set forth certain information, as of September 30, 2004, about each director, including each person’s business experience for the past five years. There is no family relationship between any of the directors or executive officers of the Corporation.

NOMINEE FOR CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2004

     ROBERT P. DILWORTH, age 62, became a director of eOn in 1998. He served on the board of Metricom Inc., a wireless data communications company, and was its President from 1987 to 1997, its Chief Executive Officer from 1987 to 1998, and its Chairman from 1997 to 2000. Mr. Dilworth also serves as Chairman of GraphOn Corporation, a computer software company. Mr. Dilworth received a B.S. from Los Angeles State University.

     DAVID S. LEE, age 67, became the Chairman of the Board of eOn in 1991 and became President and Chief Executive Officer in November 2003. Previously Mr. Lee served as Chief Executive Officer from May 2000 through August 2001. Mr. Lee is a director of ESS Technology, Inc., a provider of semiconductor and software solutions for multimedia applications; iBasis, Inc., a telecommunications company; and Linear Technology Corporation, a semiconductor company. Mr. Lee is also a Regent of the University of California. From 1985 to 1988, Mr. Lee was President and Chairman of Data Technology Corporation, a computer peripheral company. Prior to 1985, he was Group Executive and Chairman of the Business Information Systems Group of ITT Corporation, a diversified company, and President of ITT Qume, formerly Qume Corporation, a computer systems peripherals company. In 1973, Mr. Lee co-founded Qume Corporation and was its Executive Vice President until the company was acquired by ITT Corporation in 1978. Mr. Lee received an M.S. from North Dakota State University and a B.S. and an honorary doctorate from Montana State University.

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2006

     STEPHEN R. BOWLING, age 62, became a director of eOn in 1993 and Chief Financial Officer in November 2003. From 1994 to 1997, he was the President of eOn and, from 1994 to 1998, he was the Chief Executive Officer of eOn. In 1993, Mr. Bowling became a director of Cortelco Systems Holding Corporation. He was the President and Chief Executive Officer of Cortelco Systems Holding Corporation from 1993 to April 2004. He was the President and Chief Executive Officer of eManage.com, an internet web site service company in 1999 and 2000. eManage.com filed for Chapter 11 bankruptcy in November 2000. Mr. Bowling received an M.B.A. from Stanford University and a B.A. from Williams College.

     FREDERICK W. GIBBS, age 71, became a director of eOn in 2002. In 1988, Mr. Gibbs founded Mulberry Hill Enterprises, a consulting firm specializing in telecommunications and electronics, business acquisition analysis, and international business. Previously, Mr. Gibbs served in various management and consultant roles for International Telephone and Telegraph Corporation (ITT) over a 23 year period, including Executive Vice President of ITT and Senior Group Executive of Telecommunications and Electronics, a division of ITT Corporation. Mr. Gibbs also served on the boards of CMC Industries and ACT Manufacturing. Currently, Mr. Gibbs is a practicing attorney. Mr. Gibbs earned a B.A. from Alfred University and a J.D. from Rutgers University.

CLASS III DIRECTOR WHOSE TERM EXPIRES IN 2005

     W. FRANK KING, age 63, became a director of eOn in 1998. Mr. King is a director of Concero, a software integration consulting firm, and was its President and Chief Executive Officer from 1992 to 1998. He is also a director of iBasis, Inc., a telecommunications company; Aleri Inc., a software company; Perficient Inc., a professional services company; and NMS Communications, a telecommunications company. Dr. King earned a Ph.D. from Princeton University, an M.S. from Stanford University and a B.S. from the University of Florida.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During fiscal year 2004, nine meetings of the Board of Directors were held. Each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during the year. The Board of Directors does have an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, the members of which are appointed by the Board of Directors.

Audit Committee

     The Audit Committee consists of Robert P. Dilworth, W. Frank King, and Frederick W. Gibbs. The Audit Committee makes recommendations to the Board regarding the selection of independent auditors, reviews the scope and results of the audit engagement, approves the fees for the auditors, reviews and evaluates eOn’s internal control functions, and reviews all potential conflict of interest situations. See “Certain Transactions.” The Audit Committee has adopted a written charter in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, which is attached as Exhibit A. The Board of Directors has determined that Mr. Dilworth is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. Mr. Dilworth and each of the other members of this committee is an “independent director” as defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Audit Committee met four times during fiscal year 2004.

Compensation Committee

     The Compensation Committee consists of Robert P. Dilworth, W. Frank King, and Frederick W. Gibbs. The Compensation Committee reviews, determines, and establishes the salaries, bonuses and other compensation of the Corporation’s executive officers and administers the Corporation’s Equity Incentive Plans in which executive officers and other key employees participate. The Compensation Committee met three times during fiscal year 2004.

Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee (the “CGN Committee”) consists of Robert P. Dilworth, W. Frank King, and Frederick W. Gibbs. The CGN Committee has the responsibility for matters relating to the organization and membership of the board of directors and for issues relating to the companies corporate governance. The CGN Committee was initially formed in August 2004 and therefore did not meet during the fiscal year ended July 31, 2004. The CGN Committee has drafted a charter, which is anticipated to be submitted to the Board for its approval at the Board’s next regularly scheduled meeting. Each member of the CGN Committee is independent, as defined by the listing standards of NASDAQ. The CGN Committee is in the process of developing criteria for the selection of new directors, which criteria may include the consideration of any director candidates recommended by security holders. The CGN Committee will screen all potential candidates in the same manner. The CGN Committee’s review will typically be based on all information provided with respect to the potential candidate. The CGN Committee has not established specific minimum qualifications that must be met by a nominee for a position on the board of directors or specific qualities and skills for directors.

Compensation of Directors

     Salaried officers of the Corporation or its subsidiaries do not receive additional compensation for serving as members of the Board of Directors. No additional compensation is paid if a full-time officer serves on any committee of the Board of Directors.

     Annual cash payments of $15,000 are paid to each non-employee serving as a member of the Board of Directors. Directors are also entitled to reimbursement of expenses incurred to attend meetings. Non-employees serving as members of the Board of Directors are eligible to receive stock option grants under the eOn Communications Corporation 1999 Equity Incentive Plan (the “1999 Plan”), which was adopted by the Board of Directors and approved by a majority of stockholders in April 1999. As of September 30, 2004, there were three non-employee directors eligible to participate in the 1999 Plan: Robert P. Dilworth, W. Frank King, and Frederick W. Gibbs. Grants of stock options to purchase 30,000 shares of Common Stock were made to each of these three directors on February 24, 2004. The exercise prices of the stock options were $3.27 per share, which was equal to the fair market value of the Common Stock on the date of grant. The stock options become exercisable one year from the grant date and expire ten years from the grant date.

     In order to recruit and retain qualified directors, the Board’s intent is to make annual grants of stock options to each director. Exercise prices will be equal to the fair market value on the date of grant. Each stock option will become exercisable one year following the date of grant and expire ten years from the date of grant. Options granted under the 1999 Plan to directors may be exercised only if the holder has been in continuous service on the Board of Directors at all times since the date of the grant of the option.

Stockholder Communications

     Stockholders may communicate with the board of directors or any individual director regarding any matter relating to the Corporation that is within the responsibilities of the board of directors. Stockholders, when acting solely in such capacity, should send their communications to the board of directors or an individual director c/o corporate secretary, 4105 Royal Drive NW, Suite 100, Kennesaw, Georgia 30144. The corporate secretary will discuss with the chairman of the board or the individual director whether the subject matter of a stockholder communication is within the responsibilities of the board of directors. The corporate secretary will forward a stockholder communication to the chairman of the board or individual director if such person determines that the communication meets this standard.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Corporation’s directors and executive officers and the beneficial owners of more than 10% of the outstanding shares of the Corporation’s common stock (the “Reporting Persons”) file initial reports of, and subsequent reports of changes in, beneficial ownership of the common stock with the Securities and Exchange Commission (the “SEC”). The Reporting Persons are required to furnish the Corporation with copies of all Section 16(a) reports filed with the SEC. Based solely on the Corporation’s review of the copies of such reports and written representations from certain Reporting Persons furnished to the Corporation, the Corporation believes that the Reporting Persons complied with all applicable Section 16(a) filing requirements during fiscal 2004.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES FOR CLASS II DIRECTORS LISTED ABOVE.

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO THE 1999
EMPLOYEE STOCK PURCHASE PLAN

     On August 24, 2004 the Board of Directors approved an amendment to the 1999 Employee Stock Purchase Plan (the “ESPP”). The amendment increases the number of shares of Common Stock that may be issued under the ESPP from 500,000 to 1,000,000 and is subject to shareholder approval. This amendment to the ESPP is being proposed to allow future grants to employees. No other amendments to the ESPP are proposed for shareholder approval.

     The Board of Directors originally approved the ESPP on April 7, 1999, authorizing the issuance of up to 250,000 shares of the Corporation’s Common Stock pursuant to the ESPP. The stockholders of the Corporation approved the ESPP on April 7, 1999.

     The Board of Directors approved an amendment to the plan on August 21, 2001, authorizing the issuance of an additional 250,000 shares of the Corporation’s Common Stock pursuant to the ESPP. The stockholders of the Corporation approved the additional shares on December 19, 2001.

     As of September 30, 2004, there were no remaining shares available for purchase under the ESPP. Unless additional shares are approved for issuance under the amended ESPP there will not be sufficient approved shares available for the scheduled purchase by ESPP participants on February 28, 2004.

     The ESPP was adopted by the Board of Directors to provide a means by which employees of the Corporation and its subsidiaries will be given an opportunity to purchase stock in the Corporation at a discount from the market price, to attract and retain employees, and to increase employee morale.

     The ESPP permits participants to purchase shares of the Corporation’s Common Stock directly from the Corporation by authorizing payroll withholdings over a predetermined period (each, an “Offering Period”), and purchase such shares at specified purchase dates (with such dates constituting the end of individual purchase periods (“Purchase Period”)) during each Offering Period with the payroll amounts withheld. Such purchase rights are granted solely to eligible employees of the Corporation and its subsidiaries. The ESPP is intended to be an “employee stock purchase plan” as defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

Administration

     The ESPP is administered by the Board of Directors, or a committee thereof, which has the final power to construe and interpret the ESPP and the rights granted under it. The Board of Directors has the power, subject to the provisions of the ESPP, to interpret and apply the ESPP and to establish rules and procedures for the administration of its responsibilities under the ESPP.

Shares Subject to the ESPP

     Subject to approval by the Corporation’s shareholders, the maximum number of shares of Common Stock available for sale under the amended ESPP is 1,000,000, which number is subject to proportional adjustment to reflect stock splits, stock dividends, mergers, consolidations, and similar events. The shares to be sold to the Participants (as defined below) will be issued by the Corporation. In the event that insufficient shares of Common Stock are available under the ESPP for a full allocation of shares to all Participants on a Purchase Date (as defined below), the Corporation will make a pro rata allocation of the shares remaining available for issuance, and return to each Participant any unused payroll deductions.

Eligibility

     Any person currently employed on a full-time basis by the Corporation or any of its designated subsidiaries (an “Employee”) may participate in the ESPP.

     Notwithstanding the foregoing, no Employee is eligible for the grant of any rights under the ESPP if, immediately after such grant, such Employee would own, directly or indirectly, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or its subsidiaries (including any stock which such Employee may purchase under all outstanding rights and options, whether or not vested ). In addition, no Employee may be granted rights that would permit such Employee to buy more than $ 25,000 worth of Common Stock (determined at the fair market value of the Common Stock on the first day of an Offering Period) under all employee stock purchase plans of the Corporation in any calendar year.

     As of September 30, 2004, approximately 51 of the Corporation’s employees were eligible to participate in the ESPP.

Participation in the ESPP

     An Employee who has satisfied the eligibility requirements may participate in the ESPP (a “Participant”) by delivering an election notice form to the Corporation, authorizing payroll deductions and designating the amount of payroll deductions to be made from the Participant’s paycheck. The amount of payroll deductions must be in whole percentages, not to exceed fifteen percent (15%). Payroll deductions will begin on the first day of each Purchase Period (September 1 and March 1) (an “Enrollment Date”) following the filing of an election notice form with the Corporation.

     The Corporation will establish and maintain a separate account for each Participant (the “Account”), and all payroll deductions made for a Participant will be credited to such Participant’s Account and deposited with the general funds of the Corporation. No interest will be paid or allowed on amounts credited to a Participant’s Account, and a Participant may not make any additional payments to such account.

     On the last day of each Purchase Period (February 28 and August 31) (a “Purchase Date”), each Participant will have the right to purchase from the Corporation, at the purchase price discussed below, that number of shares of Common Stock (excluding fractional shares) that can be purchased or issued by the Corporation with the amounts held in such Participant’s Account.

Purchase of Shares Under the ESPP

     A Participant who does not, 10 days prior to a Purchase Date, notify the Corporation that such Participant does not want to purchase any shares of Common Stock pursuant to the ESPP will be deemed to elect to purchase the maximum number of shares of Common Stock purchasable with the amounts held in such Participant’s Account. Any amounts in an Account not used on a Purchase Date will remain in such Account and be eligible to purchase Common Stock on a subsequent Purchase Date.

Purchase Price

     The purchase price for the Common Stock purchased pursuant to the ESPP (the “Purchase Price”) shall be the lesser of (i) 85% of the Fair Market Value of the Common Stock on the Offering Date, or (ii) 85% of the Fair Market Value of the Common Stock on the Purchase Date.

     The “Fair Market Value” means the value of the Common Stock determined as follows:

     If the Common Stock is listed or admitted to trading on the Nasdaq National Market or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price for such stock on the date of valuation on the Nasdaq National Market or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the

Fair Market Value shall be the closing sale price of the Common Stock on the Nasdaq National Market or such exchange on the next preceding day on which a sale occurred.

Delivery of Stock

     Shares of the Corporation’s Common Stock acquired under the ESPP are issued directly to the employee by the Corporation’s transfer agent.

Withdrawal

     A Participant may withdraw the amounts held in such Participant’s Account at any time prior to 10 days before the Purchase Date of an Offering Period by delivering a written notice of withdrawal to the Corporation. The entire balance of the Account will be paid to the Participant, and the Participant will cease to participate in the ESPP for the remainder of the Offering Period in which the withdrawal notice was given. An Employee may be reinstated as a Participant for a subsequent Offering Period by executing and delivering a new election notice form to the Corporation.

Expiration of Rights

     A Participant’s participation in the ESPP terminates upon termination of such Participant’s employment with the Corporation or its subsidiaries for any reason. Upon such termination, the entire balance of such Participant’s Account will be paid to the Participant or his or her beneficiary, without interest.

     A Participant may designate a beneficiary who is to receive any shares of Common Stock purchased under the ESPP or any cash from the Participant’s Account in the event of such Participant’s death. If no beneficiary is designated, any cash or shares will be delivered to the executor or administrator of the Participant’s estate.

Corporate Change

     Upon a merger or consolidation in which the Corporation is not the surviving entity, or the sale of substantially all of the assets of the Corporation or a reverse merger in which the Corporation is the surviving entity (a “Corporate Change”), either (i) the surviving corporation shall assume the rights previously granted pursuant to the ESPP or substitute new rights covering the shares of the successor corporation, with appropriate adjustments to the number and kind of shares and prices, or (ii) the ESPP and rights previously granted pursuant to the ESPP will continue in full force. If a surviving corporation refuses to assume or continue the ESPP, or to substitute similar options, then any rights outstanding will be exercised automatically as if the effective date of the Corporate Change were a Purchase Date, unless a Participant withdraws from the ESPP prior to such effective date.

Amendments and Termination

     The Corporation may amend, suspend or terminate the ESPP at any time, provided that the stockholders of the Corporation approve any amendment within twelve (12) months before or after the adoption.

Restrictions on Transfer

     Rights granted under the ESPP are not transferable other than by will or the laws of descent and distribution, and during an Employee’s lifetime, may be exercised only by the Employee to whom such rights are granted.

Federal Income Tax Information

     The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under the Code, no income will be taxable to a Participant at the time the shares of Common Stock are purchased from the Corporation pursuant to the ESPP, and no income will be taxable to a Participant until disposition of the shares acquired. The method of taxation upon disposition will depend upon the holding period of the purchased shares.

     If the Common Stock is disposed of at least two (2) years after the Enrollment Date and at least one (1) year after the Purchase Date, or in the event of a Participant’s death while owning such shares, then the lesser of (a) the fifteen percent (15%) excess of the Fair Market Value of the Common Stock at the time the right was granted over the Purchase Price, or (b) the excess of the Fair Market Value of the Common Stock at the time of the disposition over the Purchase Price, will be treated as ordinary income. Any further gain or any loss will be taxed as capital gain or loss.

     If the Common Stock is disposed of before the expiration of either of the holding periods described above (a “Disqualifying Disposition”), then the entire excess of the Fair Market Value of the stock on the Purchase Date over the Purchase Price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the Common Stock is disposed of for less than the Fair Market Value on the Purchase Date, the same amount of ordinary income is attributed to the Participant, and a capital loss is recognized equal to the difference between the sale price and the Fair Market Value of the stock on the Purchase Date.

     There are no federal income tax consequences to the Corporation by reason of the grant or purchase of rights under the ESPP. The Corporation will be entitled to a deduction, however, to the extent that a Participant recognizes ordinary income on a Disqualifying Disposition of the shares.

ESPP Benefits

     Participation in the ESPP is voluntary and is dependent upon each eligible Employee’s election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the ESPP are not determinable.

Required Vote of Shareholders

     The approval of a majority of the shares of Common Stock is required to approve the proposed amendment to the ESPP increasing the number of shares available for issuance thereunder.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ESPP. PROXIES AND VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF THE APPROVAL OF THE AMENDMENT OF THE ESPP UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE.

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has re-appointed Grant Thornton LLP as our independent auditors for the fiscal year ending July 31, 2005. This accounting firm has audited the financial statements of the Corporation since fiscal year 2003. In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes such a change would be in the best interests of the Corporation and its stockholders. A representative of Grant Thornton LLP is expected to be available at the Annual Meeting to respond to appropriate questions and may make a statement if he or she so desires.

CHANGE IN INDEPENDENT AUDITORS DURING FISCAL YEAR 2003

On June 5, 2003, upon the recommendation of the Audit Committee of the Board of Directors of the Corporation, the Board of Directors decided to no longer engage Deloitte & Touche LLP (“Deloitte”) as the Corporations’s independent auditor, and engaged Grant Thornton, LLP (“Grant Thornton”) to serve as the Corporation’s independent auditor for the fiscal year ending July 31, 2003.

Deloitte’s reports on the Corporation’s consolidated financial statements for each of the fiscal years ended July 31, 2002 and 2001, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte’s report on the Corporation’s consolidated financial statements for 2002 was issued on an unqualified basis in conjunction with the publication of the Corporation’s 2002 Annual Report and the filing of the Corporation’s Annual Report on Form 10-K for the fiscal year ended July 31, 2002.

During the Corporation’s fiscal years ended July 31, 2002 and 2001, and the subsequent interim period through June 5, 2003, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Corporation’s consolidated financial statements for such fiscal years.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Corporation’s fiscal years ended July 31, 2002 and 2001, or the subsequent interim period through June 5, 2003.

During the Corporation’s fiscal years ended July 31, 2002 and 2001, and the subsequent interim period through June 5, 2003, the Corporation did not consult Grant Thornton regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

FEES PAID TO THE INDEPENDENT AUDITORS

Audit Fees

The aggregate fees billed by Grant Thornton LLP for professional services rendered for the audit of the Corporation’s annual financial statements for the year ended July 31, 2004, and for the reviews of the financial statements included in the Corporation’s Quarterly Reports filed on Form 10-Q for the fiscal year were $98,000. The aggregate fees billed by Deloitte & Touche LLP and Grant Thornton LLP for professional services rendered for the audit of the Corporation’s annual financial statements for the year ended July 31, 2003, and for the reviews of the financial statements included in the Corporation’s Quarterly Reports filed on Form 10-Q for that fiscal year were $83,000 and $63,000, respectively.

Audit Related Fees

There were no audit related fees billed by Grant Thornton LLP or Deloitte & Touche LLP for fiscal years ended 2004 or 2003.

Tax Fees

There were no tax fees billed by Grant Thornton for fiscal years ended 2004 or 2003. Deloitte & Touche LLP billed $1,000 for tax fees during fiscal year 2003.

All Other Fees

There were no fees from Grant Thornton or Deloitte & Touche LLP for services rendered to the Corporation, other than for services described above, for the years ended July 31, 2004 or 2003.

The audit committee has adopted a policy for the pre-approval of all audit and non-audit services provided by our independent auditor. Under this policy, any audit or non-audit service performed by the independent auditor must receive either specific or general pre-approval by the audit committee. Specific pre-approval is the action whereby the audit committee explicitly pre-approves the engagement of the independent auditor to perform specific audit or non-audit services. General pre-approval entails the pre-approval of the engagement of the independent auditor to perform services pursuant to pre-approval policies and procedures established by the audit committee that are detailed as to the specific types of services so pre-approved. Any service performed by the independent auditor that exceeds its pre-approved fee level must receive specific pre-approval by the audit committee. All of the services provided by Grant Thornton and Deloitte & Touche LLP during fiscal years 2004 and 2003 were approved by the audit committee pursuant to this policy.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE CORPORATION’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2005.

OTHER MATTERS

     The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Stockholders interested in presenting a proposal for consideration at the Corporation’s 2005 Annual Meeting of Stockholders must follow the procedures prescribed in the Corporation’s amended and restated bylaws and the SEC’s proxy rules. Proposals of stockholders that are intended to be presented at the Corporation’s 2005 Annual Meeting of Stockholders (other than those submitted for inclusion in the Corporation’s proxy materials pursuant to rule 14a-8 of the SEC’s proxy rules) must be received by the Corporation (attention: Secretary) no earlier than August 22, 2005, and no later than September 21, 2005. Proposals of stockholders pursuant to Rule 14a-8 of the SEC’s proxy rules that are intended to be presented at the Corporation’s 2005 Annual Meeting of Stockholders must be received by the Corporation (attention: Secretary) no later than July 20, 2005, to be included in the Corporation’s proxy materials relating to that meeting.

STOCK OWNERSHIP

     The following table sets forth information regarding beneficial ownership of the Corporation’s Common Stock as of September 30, 2004, by each person known by the Corporation to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock. Except as otherwise indicated below, the person owns such Common Stock directly with sole investment and sole voting power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class (3)
David S. Lee	3,420,885	26.63%
14000 Tracy Court
Los Altos Hills, CA 94022
Stephen R. Bowling	691,981	5.36%
12205 Menalto Drive
Los Altos Hills, CA 94022

(1)

Consists of 2,594,768 shares held directly by David S. Lee, 222,990 shares held by the Lee Family Trust, 588,197 shares held by Cortelco Systems Holding Corporation, and 15,000 shares issuable upon the exercise of options that will become exercisable within 60 days of September 30, 2004. Mr. Lee is the trustee of the Lee Family Trust and is both Chairman and principal stockholder of Cortelco Systems Holding Corporation. Mr. Lee disclaims beneficial ownership of the shares held by Cortelco Systems Holding Corporation.

(2)

Consists of 31,234 shares held directly, 588,197 shares held by Cortelco Systems Holding Corporation, and 72,550 shares issuable upon the exercise of options that will become exercisable within 60 days of September 30, 2004. Mr. Bowling is a director of Cortelco Systems Holding Corporation. Of the 588,197 shares held by Cortelco Systems Holding Corporation, 83,165 of the shares are issuable to Mr. Bowling upon the exercise of options to purchase shares in Cortelco Systems Holding Corporation. Other than his option for 83,165 shares of common stock, Mr. Bowling disclaims beneficial ownership of the shares held by Cortelco Systems Holding Corporation.

(3)

The percentage of outstanding shares of common stock beneficially owned by each person is calculated based on the 12,830,152 outstanding shares of common stock as of September 30, 2004, plus the shares of common stock that the person has the right to acquire as of such date or within 60 days thereafter.

     Set forth on the following page is information as of September 30, 2004, regarding the shares of the Corporation’s Common Stock beneficially owned by each director and nominee, each executive officer of the Corporation, and all directors and executive officers of the Corporation as a group. Except as otherwise indicated below, each individual owns such Common Stock directly with sole investment and sole voting power.

Name of Beneficial Owner	Principal Position	Number of Shares Beneficially Owned		Percent of Class (7)
David S. Lee	Chairman of the Board	3,420,885	(1)	26.63%

Stephen R. Bowling	Chief Financial Officer, Director	691,981	(2)	5.36%

Mitch C. Gilstrap	Vice President, Chief Operating Officer	27,227	(3)	*

Robert P. Dilworth	Director	60,027	(4)	*

Frederick W. Gibbs	Director	30,000	(5)	*

W. Frank King	Director	70,027	(6)	*

All directors and executive officers as a group (6 persons)		3,711,950		28.39%

*	Less than one percent.

(1)

Consists of 2,594,768 shares held directly by David S. Lee, 222,990 shares held by the Lee Family Trust, 588,197 shares held by Cortelco Systems Holding Corporation, and 15,000 shares issuable upon the exercise of options that will become exercisable within 60 days of September 30, 2004. Mr. Lee is the trustee of the Lee Family Trust and is both Chairman and principal stockholder of Cortelco Systems Holding Corporation. Mr. Lee disclaims beneficial ownership of the shares held by Cortelco Systems Holding Corporation.

(2)

Consists of 31,234 shares held directly, 588,197 shares held by Cortelco Systems Holding Corporation, and 72,550 shares issuable upon the exercise of options that will become exercisable within 60 days of September 30, 2004. Mr. Bowling is a director of Cortelco Systems Holding Corporation. Of the 588,197 shares held by Cortelco Systems Holding Corporation, 83,165 of the shares are issuable to Mr. Bowling upon the exercise of options to purchase shares in Cortelco Systems Holding Corporation. Other than his option for 83,165 shares of common stock, Mr. Bowling disclaims beneficial ownership of the shares held by Cortelco Systems Holding Corporation.

(3)	Consists of 27,227 shares issuable upon the exercise of options that will become exercisable within 60 days of September 30, 2004.

(4)	Consists of 60,027 shares issuable upon the exercise of options that will become exercisable within 60 days of September 30, 2004.

(5)	Consists of 30,000 shares issuable upon the exercise of options that will become exercisable within 60 days of September 30, 2004.

(6)	Consists of 10,000 shares held directly and 60,027 shares issuable upon the exercise of options that will become exercisable within 60 days of September 30, 2004.

(7)

The percentage of outstanding shares of common stock beneficially owned by each person is calculated based on the 12,830,152 outstanding shares of common stock as of September 30, 2004, plus the shares of common stock that the person has the right to acquire as of such date or within 60 days thereafter.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information concerning compensation earned for the fiscal years ended July 31, 2004, 2003, and 2002, by the Corporation’s Chief Executive Officer, and by executive officers who earned more than $100,000 in salary and bonus during fiscal 2004 (the “named executive officers”.)

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options	All Other Compensation ($)
David S. Lee	2004	—	—	100,000	—
President; Chief Executive	2003	—	—	0000	—
Officer	2002	—	—	0000	—

Stephen R. Bowling	2004	120,538	—	30,000	13,104	(1)
Chief Financial Officer;	2003	—	—	10,000	15,000	(2)
Secretary	2002	—	—	5,000	15,000	(3)

Mitch C. Gilstrap	2004	135,000	16,094	34,000	2,515	(4)
Vice President; Chief	2003	123,462	18,852	25,000	3,051	(5)
Operating Officer	2002	98,909	7,091	31,000	1,673	(6)

Thomas G. “Kelly” Bevan	2004	123,846	—	—	1,815	(8)
Vice President; Chief	2003	157,885	10,000	—	2,541	(9)
Marketing Officer (7)	2002	170,000	8,000	25,000	2,930	(10)

Troy E. Lynch,	2004	217,500	—	—	2,684	(12)
President eOn Asia (11)	2003	150,000	30,000	100,000	2,478	(13)
	2002	150,000	—	—	2,108	(14)

(1)

Consists of $1,397 in matching contributions to the Corporation’s 401(k) plan, $457 in term life insurance premiums paid by the Corporation and $11,250 earned as Directors fee prior to being appointed Chief Financial Officer.

(2)	Consists of Directors fees earned during fiscal year 2003.
(3)	Consists of Directors fees earned during fiscal year 2002.
(4)	Consists of $2,000 in matching contributions to the Corporation’s 401(k) plan, $515 in term life insurance premiums paid by the Corporation.
(5)	Consists of $2,620 in matching contributions to the Corporation’s 401(k) plan and $431 in term life insurance premiums paid by the Corporation.
(6)	Consists of $1,319 in matching contributions to the Corporation’s 401(k) plan and $354 in term life insurance premiums paid by the Corporation.
(7)	Employment dates for fiscal year 2004 were August 1, 2003 thru April 9, 2004.
(8)	Consists of $1,481 in matching contributions to the Corporation’s 401(k) plan and $334 in term life insurance premiums paid by the Corporation.
(9)	Consists of $2,000 in matching contributions to the Corporation’s 401(k) plan and $541 in term life insurance premiums paid by the Corporation.
(10)	Consists of $2,654 in matching contributions to the Corporation’s 401(k) plan and $276 in term life insurance premiums paid by the Corporation.
(11)	Acted as President and Chief Executive Officer during fiscal year 2002, 2003 and from August 1, 2003 thru November 7, 2003.
(12)	Consists of $2,000 in matching contributions to the Corporation's 401(k) plan and $684 in term life insurance premiums paid by the Corporation.
(13)	Consists of $2,000 in matching contributions to the Corporation’s 401(k) plan and $478 in term life insurance premiums paid by the Corporation.
(14)	Consists of $2,000 in matching contributions to the Corporation’s 401(k) plan and $108 in term life insurance premiums paid by the Corporation.

Stock Option Grants In Fiscal Year 2004

     The following table sets forth information regarding each grant of stock options made during fiscal year 2004 to each of the named executive officers. Unless otherwise indicated, options vest at a rate of 25% beginning one year after the grant date and in equal monthly installments over a three year period thereafter.

     The potential realizable value is calculated based on the term of the option at the time of grant, which is 10 years. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the SEC and does not represent a prediction of the performance of the Corporation’s stock price. The potential realizable value at 5% and 10% appreciation is calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
Name	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal 2004 (1)	Exercise Price per Share	Expiration Date	5%	10%
David S. Lee	100,000	30.5%	$3.27	2/24/2014	$205,649	$521,154

Stephen R. Bowling	30,000	9.2%	$3.27	2/24/2014	$61,695	$156,346

Mitch C. Gilstrap	34,000	10.4%	$3.27	2/24/2014	$69,921	$177,192

(1)	Based upon an aggregate of 254,000 shares subject to options granted to employees of eOn under the 1999 and 2001 Equity Incentive Plans in fiscal 2004, including the named executive officers.

Aggregated Option Exercises in Fiscal 2004 and Fiscal Year-End Option Values

     The following table sets forth, for the named executive officers, the shares acquired and the value realized on each exercise of stock options during the year ended July 31, 2004, and the number and value of securities underlying unexercised options held by the named executive officers at July 31, 2004. Options generally vest at either a rate of (1) 12.5% six months after the grant date and equal monthly installments thereafter over a 42 month period, or (2) 25% one year after the grant date and equal monthly installments thereafter over a three year period. These options have a term of 10 years. The value of unexercised in-the-money options have been calculated using the closing price of the Corporation’s Common Stock on July 30, 2004 of $1.22.

			Number of Securities Underlying Unexercised Options		Value of Unexercised In-The-Money Options
Name	Shares Acquired On Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
David S. Lee	—	—	25,000	100,000	$4,900	—

Stephen R. Bowling	—	—	72,550	30,000	$23,446	—

Mitch C. Gilstrap	9,915	25,067	22,249	67,836	$2,615	—

Thomas G. Bevan	69,269	128,256	—	—	—	—

Troy E. Lynch	137,498	261,246	145,433	104,169	—	—

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Robert P. Dilworth, W. Frank King, and Frederick W. Gibbs. None of the members of the current Compensation Committee are, or have ever been, officers or employees of eOn. In addition, no member of the Compensation Committee served as an executive officer of any entity where one of the Corporation's executive officers was a director.

COMPENSATION COMMITTEE REPORT

Overview and Philosophy

     Our Compensation Committee is responsible for establishing the compensation payable to our executive officers, including the named executive officers. Such compensation is primarily comprised of the following elements: base salary, bonuses, stock options, and benefits.

     It is the Compensation Committee’s objective that executive compensation be directly influenced by our business results. Accordingly our executive compensation program is structured to stimulate and reward exceptional performance that results in enhanced corporate and stockholder values. Industry compensation surveys are also reviewed in the Compensation Committee’s assessment of appropriate compensation levels.

     The Compensation Committee recognizes that the highly-specialized industry sector in which we operate is extremely competitive world-wide, with the result that there is substantial demand for high-caliber, seasoned executives. It is crucial that we be assured of retaining and rewarding our executive personnel essential in contributing to the attainment of our performance goals. For these reasons, the Compensation Committee believes our executive compensation arrangements must remain competitive with other providers.

Cash Compensation

     A key objective of our executive compensation program is to position our key executives to earn annual cash compensation (base salary plus bonus) generally comparable to that which the executive would earn at other companies in the industry.

     Base salaries for our executive officers are established considering a number of factors, including the recommendation of our Chief Executive Officer, our growth and profit margins, the executive’s performance and contribution to our overall performance, and the salary levels of comparable positions reported in industry surveys. The Compensation Committee adheres to a compensation philosophy of moderate levels of fixed compensation such as base salary. Base salary decisions are made as part of a formal review process.

     Bonuses are provided in accordance with the executive’s written agreement where one is in place. Otherwise, bonuses are paid on a discretionary basis based upon individual performance.

Stock Options

     The Compensation Committee grants stock options under the 1999 Equity Incentive Plan to provide direct linkage with stockholder interests. The Compensation Committee considers the recommendation of our Chief Executive Officer, stock options previously granted to that individual, industry practices, the executive’s performance and accountability level, and assumed, potential stock value when determining stock option grants. The Compensation Committee relies upon competitive guideline ranges of retention-effective, target gain objectives to be derived from option gains based upon relatively aggressive assumptions relating to planned growth and earnings. In this manner, the potential executive’s gains parallel those of other stockholders over the long-term. Therefore, the stock option program serves as our only long-term incentive and retention tool for executives and other key employees. Stock options provide an incentive to executives to maximize long-term profitable growth which ordinarily, over time, should be reflected in the price of our stock.

Benefits

     We offer to our executives benefits that are substantially the same as the benefits offered to all eOn employees.

Chief Executive Officer Compensation

Base Salary

Due to the fact that Mr. Lee’s is the majority shareholder he declined a base salary during fiscal year 2004.

Cash-Based Incentives

Mr. Lee did not receive a cash bonus in fiscal year 2004. This is due to the fact that he is the majority shareholder and he declined any cash bonuses in fiscal year 2004.

Equity-Based Incentives

During fiscal year 2004, Mr. Lee was granted options to purchase 100,000 shares of common stock.

Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the Corporation’s executive officers. The compensation to be paid to any of our executive officers for fiscal year 2004 did not exceed the $1 million limit per officer, nor is it expected that the compensation to be paid to any of our executive officers for fiscal year 2005 will exceed that limit. Our 1999 Equity Incentive Plan is structured so that any compensation deemed paid to an executive officer when he exercises an outstanding option with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to our executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

     It is the opinion of the Compensation Committee that the adopted executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interests of our stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

The Compensation Committee of the Board

Robert P. Dilworth W. Frank King Frederick W. Gibbs

AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Corporation. During fiscal year 2004, the Audit Committee met four times.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors their independence from the Corporation and its management.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

     The Audit Committee reviewed the audited financial statements of the Corporation for the fiscal year ended July 31, 2004, with management and the independent auditors. Management has the responsibility for the preparation of the Corporation’s financial statements, and the independent auditors have the responsibility for the examination of those statements.

     In connection with the standards for independence of the Corporation’s independent accountants promulgated by the Securities and Exchange Commission, during the Corporation’s 2004 fiscal year the Audit Committee considered in advance of the provision of any non-audit services by the Corporation’s independent accountants whether the provision of such services is compatible with maintaining the independence of the Corporation’s independent accountants.

     The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, issued by the Independence Standards Board, and has discussed with the independent accountants their independence.

     Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Corporation’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended July 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the appointment, subject to stockholder approval, of Grant Thornton LLP as the Corporation’s independent auditors and the Board concurred in such recommendation.

The Audit Committee of the Board

Robert P. Dilworth, Chairperson W. Frank King Frederick W. Gibbs

PERFORMANCE GRAPH

     The graph below compares the cumulative total return of the Corporation’s Common Stock with the Nasdaq Stock Market (U.S.) Index (“Nasdaq US”) and the Nasdaq Telecommunications Index. The graph covers the period from February 4, 2000, the commencement date of our initial public offering of shares of common stock, to July 31, 2004. The graph assumes that $100 was invested on February 4, 2000, in our common stock and in the Nasdaq Stock Market (U.S.) Index and the Nasdaq Telecommunications Index on January 31, 2000, and all dividends were reinvested. No cash dividends have been declared on our common stock. The performance shown in the graph represents past performance and should not be considered an indication of future performance.

COMPARISON OF TOTAL STOCKHOLDER RETURN
AMONG EON COMMUNICATIONS CORPORATION, THE NASDAQ STOCK MARKET (U.S.)
INDEX AND THE NASDAQ TELECOMMUNICATIONS INDEX

	02/04/00	07/31/00	07/31/01	07/31/02	07/31/03	07/31/04
EON COMMUNICATIONS CORPORATION	100.00	30.21	7.08	4.58	18.33	10.17
NASDAQ US	100.00	95.86	51.45	34.00	44.52	48.43
NASDAQ TELECOMMUNICATIONS	100.00	63.13	30.63	11.19	18.12	17.44

     Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by us under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee report or the Audit Committee report is to be incorporated by reference into any such prior filings, nor shall such graph or reports be incorporated by reference into any future filings made by us under those statutes.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table summarizes the securities authorized for issuance under the Corporation’s equity compensation plans as of July 31, 2004.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under plan

Equity compensation plans approved by security holders:
1997 Equity Incentive Plan	180,324	$3.35	—
1999 Equity Incentive Plan	1,282,176	$4.69	717,824
1999 Employee Stock Purchase Plan	19,899	$0.92	—
Equity compensation plans not approved by security holders:
2001 Equity Incentive Plan	168,970	$1.51	331,030

TOTAL	1,651,459	$4.17	1,048,854

     The 2001 Equity Incentive Plan contains provisions similar to the 1999 Equity Incentive Plan, with the notable exception that grants to officers and directors are prohibited.

CERTAIN TRANSACTIONS

     We purchase single line phones from Cortelco, Inc. (“CI”), a wholly-owned subsidiary of Cortelco Systems Holding Corporation (“CSHC”). In addition, CI performs warehouse, assembly, test, and rework and repair services for eOn. David S. Lee is the Chairman and principal stockholder of CSHC. Stephen R. Bowling is a director of CSHC. In fiscal 2004, our purchases from CI totaled $609,000.

     eOn believes that all of the transactions set forth above were made on terms no less favorable to eOn than could have been otherwise obtained from unaffiliated third parties. As a matter of policy, all transactions between eOn and any of its officers, directors or principal stockholders are approved by a majority of the board of directors, including a majority of the independent and disinterested members of the board.

FORM 10-K

     We have filed an Annual Report on Form 10-K for the year ended July 31, 2004 with the Securities and Exchange Commission. A copy of the 10-K is incorporated into our annual report, which has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice and to vote at the annual meeting. The financial and other information contained on Form 10-K is hereby incorporated by reference into this proxy statement.

Dated: October 29, 2004

THE BOARD OF DIRECTORS OF EON COMMUNICATIONS CORPORATION

Please mark your vote as indicated in this example        |X|

1. To elect the following directors to serve for a three-year term ending upon the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified.

FOR all nominees listed to the right (except as marked to the contrary)	☐	Nominee:	01 Robert P. Dilworth

02 David S. Lee

WITHHOLD AUTHORITY to vote the nominee listed to the right	☐

2.    To approve the amendment to the 1999 Employee Stock Purchase Plan

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.    To ratify the appointment of Grant Thornton LLP as independent auditors of the Corporation for the fiscal year ending July 31, 2005.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	Signature	Date

The board of directors recommends a vote FOR the directors listed above and a vote FOR the other proposal. This proxy, when properly executed, will be voted as specified above. This proxy will be voted FOR the election of the directors listed above and FOR the other proposal if no specification is made.

PLEASE VOTE

PROXY

2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 30, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the 2004 Annual Meeting of Stockholders to be held on November 30, 2004, and the Proxy Statement, and appoints David S. Lee and Stephen R. Bowling and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of eOn Communications Corporation (the “Corporation”), which the undersigned is entitled to vote, either on his own behalf or on behalf of any entity or entities, at the 2004 Annual Meeting of Stockholders of eOn Communications Corporation to be held at the Corporation offices located at, 185 Martinvale Lane, San Jose, CA 95119, on Tuesday, November 30, 2004 at 4:00 PM local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted by the proxies in the manner set forth on the reverse side and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before the Annual Meeting or any postponement or adjournment thereof.

THANK YOU FOR VOTING

PROXY

2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 30, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the 2004 Annual Meeting of Stockholders to be held on November 30, 2004, and the Proxy Statement, and appoints David S. Lee and Stephen R. Bowling and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of eOn Communications Corporation (the “Corporation”), which the undersigned is entitled to vote, either on his own behalf or on behalf of any entity or entities, at the 2004 Annual Meeting of Stockholders of eOn Communications Corporation to be held at the Corporation offices located at, 185 Martinvale Lane, San Jose, CA 95119, on Tuesday, November 30, 2004 at 4:00 PM local time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted by the proxies in the manner set forth on the reverse side and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before the Annual Meeting or any postponement or adjournment thereof.

THANK YOU FOR VOTING

Please mark your vote as indicated in this example        |X|

1.    To elect the following directors to serve for a three-year term ending upon the 2007 Annual Meeting of Stockholders or until their successors are elected and qualified.

FOR all nominees listed to the right (except as marked to the contrary)	☐	Nominee:	01 Robert P. Dilworth

02 David S. Lee

WITHHOLD AUTHORITY to vote the nominee listed to the right	☐

2.    To approve the amendment to the 1999 Employee Stock Purchase Plan

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.    To ratify the appointment of Grant Thornton LLP as independent auditors of the Corporation for the fiscal year ending July 31, 2005.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	Signature	Date

The board of directors recommends a vote FOR the directors listed above and a vote FOR the other proposal. This proxy, when properly executed, will be voted as specified above. This proxy will be voted FOR the election of the directors listed above and FOR the other proposal if no specification is made.

PLEASE VOTE